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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                              ____________________

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) or 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                            Evolving Systems, Inc.
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            (Exact Name of Registrant as Specified in its Charter)

              Delaware                                         84-1010843
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(State of Incorporation or Organization)                   (I.R.S. Employer
                                                          Identification No.)

 9777 Mt. Pyramid Court, Englewood, CO                           80112
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(Address of Principal Executive Offices)                       (Zip Code)

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
If this form relates to the registration            If this form relates to the registration
of a class of securities pursuant to                of a class of securities pursuant to
Section 12(b) of the Exchange Act and is            Section 12(g) of the Exchange Act and is
effective pursuant to General                       effective pursuant to General Instruction
Instruction A.(c), please check the                 A.(d), please check the following box. [X]
following box. [_]
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Securities Act registration statement file number to
which this form relates:                                        333-43973
                                                         -----------------------
                                                              (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class                             Names of Each Exchange on Which
to be so Registered                             Each Class is to be Registered
-------------------                             --------------------------------
      None                                                 Not Applicable

Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, par value $.001 per share
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                               (Title of Class)
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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     A description of the Registrant's Common Stock, par value $.001 per share, being registered hereby is contained in the Registrant's Registration Statement on Form S-1, as amended (Registration No. 333-43973) (the "Registration Statement"), initially filed with the Securities and Exchange Commission on January 9, 1998, under the caption "Description of Capital Stock" and is incorporated herein by reference.

ITEM 2.  EXHIBITS.

     Each of the following exhibits to this registration statement has been filed as an exhibit to the Registration Statement (as defined above) and is incorporated herein by reference:

Exhibit
Number       Description
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3(i).3       Restated Certificate of Incorporation

3(ii).1      Amended and Restated Bylaws of the Registrant

4.2 Specimen stock certificate representing shares of Common Stock of the Registrant
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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              EVOLVING SYSTEMS, INC.



Date:      April 24, 1998                        By: /s/ Anita T. Moseley
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                                                    Anita T. Moseley
                                                    Vice President of Legal
                                                    Services, General Counsel
                                                    and Secretary